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                                                                  Exhibit 10.14


                           SHARE PURCHASE AGREEMENT

                              MK RAIL CORPORATION
                                  ("Vendor")
                                      and
                         MORRISON KNUDSEN CORPORATION
                                 ("Purchaser")



                           Mallesons Stephen Jaques
                                  Solicitors

                            Governor Phillip Tower
                                1 Farrer Place
                               Sydney  NSW  2000
                            Telephone (02) 250 3000
                               Fax (02) 250 3133
                                 DX 113 Sydney
                                  Ref SLM:IRJ



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                           SHARE PURCHASE AGREEMENT

            This Agreement is made as of 15 June 1995 between:

            MK RAIL CORPORATION a corporation duly constituted under the laws of Delaware, USA, with its office at 1200 Reedsdale Street, Pittsburgh, Pennsylvania 15293, USA ("Vendor" or "MKR")
            And:
            MORRISON KNUDSEN CORPORATION a corporation duly constituted under the laws of Ohio, USA, with its office at Morrison Knudsen Plaza, Boise, Idaho, 83729, USA ("Purchaser")

RECITALS:

      A. On or about 18 October 1991 the Purchaser commenced carrying on business in Australia.

      B. On 10 August 1992, the Company was incorporated as a wholly-owned subsidiary of the Purchaser and assumed the business activities of the Purchaser in Australia.

      C. On 25 April 1994, the Purchaser and its nominees transferred to the Vendor and its nominees the Sale Shares.

      D. The Vendor has agreed to sell and the Purchaser has agreed to purchase the Sale Shares on the terms of this agreement.

OPERATIVE PROVISIONS:

1    INTERPRETATION

      1.1   In this agreement unless the contrary intention appears:

                  CBA means Commonwealth Bank of Australia.

                  Company or MKA means Morrison Knudsen Corporation of Australia Limited (ACN 056 629 988) having its registered office at Level 12, 4 O'Connell Street, Sydney, New South Wales, Australia.

                  Completion means settlement of the sale and purchase of the Sale Shares in accordance with clause 4.

                  Completion Date means the later of (a) July 1, 1995 or (b) the date the condition precedent set forth in clause 5(a) is satisfied, or any other date agreed by the Vendor and the Purchaser.


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                  MK-ALL means Morrison Knudsen Australia Leasing Limited, a wholly-owned subsidiary of the Company.

                  Nominee Shareholders means Power Parts Company, Motor Coils Manufacturing Company, MK Engine Systems Company, Inc. and Touchstone, Inc.

                  Nominee Shares means the 4 fully paid ordinary shares in the capital of the Company represented by share certificate numbers 1 to 4.

                  Reports means the reports on the financial condition of the Company prepared by Hall Chadwick dated 5 May 1994 and 13 May 1995, copies of which have been provided to the Purchaser.

                  Sale Shares means the entire ordinary share capital of the Company agreed to be sold under this agreement.

                  Subscription Agreement means the document so described dated the same as this agreement and made between the Company (as issuer) and MKR (as subscriber).

                  Transfer Agreement means the Transfer Agreement between Purchaser and Vendor of 25 February 1994.

      1.2 In this agreement unless the contrary intention appears, a reference to this agreement or another instrument includes any variation or replacement of either of them.

      1.3 Headings are inserted for convenience and do not affect the interpretation of this agreement.

2    SALE AND PURCHASE OF SHARES

      2.1 The Vendor agrees to sell and transfer the Sale Shares to the Purchaser and the Purchaser agrees to purchase the Sale Shares from the Vendor on the terms and conditions of this agreement.

      2.2 The Sale Shares must be transferred free from any mortgage, charge, lien, pledge or other encumbrance created by the Vendor and with all rights attached to or accruing to them on and from the date of this agreement.

      2.3   The Vendor represents and warrants to the Purchaser that:

            (a) it is the beneficial owner of the Sale Shares and has such title to them as it received from the Purchaser under the Transfer Agreement;


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            (b)   the Sale Shares are free from any mortgage, charge, lien,
                  pledge or other encumbrance created by it;

            (c) it has due authority to sell the Sale Shares to the Purchaser under this agreement; and

            (d) the sale of the Sale Shares under this agreement will not violate its constituent documents or any agreement to which it is a party.

3    PURCHASE PRICE

            The consideration payable by the Purchaser to the Vendor for the Sale Shares is A$100.

4    COMPLETION

      4.1 Completion of the sale and purchase of the Sale Shares will occur 9:00 am Sydney, Australia time on the Completion Date.

      4.2   The Vendor agrees to do the following on Completion:

            (a) deliver to the Purchaser or its solicitor an executed transfer in favor of the Purchaser of all of the Sale Shares in the form set out in the schedule to this agreement, together with the share certificates for the Sale Shares;

            (b) procure that the Nominee Shareholders deliver to the Purchaser or its solicitors an executed transfer in favor of the Purchaser of all the Nominee Shares in the form set out in schedule A to this agreement;

            (c) provide, in a form satisfactory to the Purchaser, a form of appointment of corporate representative in favor of a nominee of the Purchaser to enable that nominee to attend and vote at a general meeting of the Company in respect of the Sale Shares; and

            (d) provide, in a form satisfactory to the Purchaser, signed and dated letters of resignation from those directors of the Company and its subsidiaries who are MKR employees.

      4.3 The Purchaser agrees to pay to the Vendor on Completion the sum of A$100 in full and final payment of the Purchase Price.

      4.4 The parties agree to use their best efforts to cause the conditions precedent in clause 5 to be satisfied at or prior to Completion.



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5    CONDITIONS PRECEDENT

            Completion is conditional on:

            (a) the Treasurer of the Commonwealth of Australia consenting, under the Foreign Acquisitions and Takeovers Act 1975, to the proposed acquisition by the Purchaser of the Sale Shares and the Treasurer is to be deemed to have so consented:

                  (i) if the Purchaser receives written advice from the Treasurer or on his behalf to the effect that the acquisition of the Sale Shares is not objected to under the Foreign Acquisitions and Takeovers Act 1975; or

                  (ii) if ten (10) days have elapsed from the day the Treasurer ceased to be empowered to make any order under Part II of the Foreign Acquisitions and Takeovers Act in relation to the proposed acquisition because of lapse of time, notice of the proposed acquisition of the Sale Shares having been given to the Treasurer under the Foreign Acquisitions and Takeovers Act 1975;

            (b)   receipt of the following by the Company or the Purchaser:

                  (i) a Deed of Release executed by the Vendor substantially in the form attached as annexure 1;

                  (ii) the transfer to the Company the 4 narrow gauge locomotives and 8 standard gauge locomotives and component parts and materials pursuant to acceptance of an offer substantially in the form attached as annexure 2;

                  (iii) an Exclusive Distribution Agreement and Technical
                        Services Agreement between the Company and the Vendor substantially in the forms attached as annexure 3 and annexure 4; and

                  (iv) evidence executed by CBA that as of the date thereof all monetary obligations of MKA under its lease facilities with CBA have been paid in full subject to recapture and CBA has been paid in full for the locomotives and assets referred to in clause (ii) above.

                  (v) the written consent of the majority lenders of Purchaser under the Credit Agreement dated as of April 11, 1995, as amended, to the transactions contemplated by this Agreement.


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            (c)   receipt by the Vendor of a Deed of Release executed by the
                  Company and its subsidiaries substantially in the form attached as annexure 1.

            (d) the issue to the Vendor, pursuant to an Application substantially in the form attached as annexure 5, of the Australian dollar equivalent of US$3,000,000 of redeemable preference shares bearing a 9% per annum cumulative preferred dividend having the terms attached as schedule 2.

            (e) Vendor shall have received the written consent of PNC Bank, National Association to the transactions contemplated by this Agreement.

            (f) the Purchaser and Vendor shall have entered a Mutual Release substantially in the form of annexure 6.

            (g) the Purchaser shall have given the Vendor a letter reasonably satisfactory to Vendor setting forth its plans for MKA that outline the manner in which MKA will be operated for the reasonably foreseeable future after the Completion Date. In no event shall Purchaser be liable to Vendor for any failure to achieve said plans in whole or in part.

6    NOTICE TO COMPLETE
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      6.1   Notice by the Purchaser

            If the Vendor fails to satisfy its obligations under clause 4 on or before the Completion Date, the Purchaser may give the Vendor a notice requiring it to satisfy those obligations within a period of 5 days from the date of receipt of the notice, and declaring time to be of the essence in all respects. If the Vendor fails to satisfy those obligations on the date specified in the Purchaser's notice, the Purchaser may, without affecting or limiting any other rights it might have, terminate this Agreement.

      6.2   Notice by the Vendor

            If the Purchaser fails to satisfy its obligations under clause 4 on or before the Completion Date, the Vendor may give the Purchaser a notice requiring it to satisfy those obligations within a period of 5 days from the date of receipt of the notice, and declaring time to be of the essence in all respects. If the Purchaser fails to satisfy those obligations on the date specified in the Vendor's notice, the Vendor may, without affecting or limiting any other rights it might have, terminate this Agreement.



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7    RIGHTS TO TERMINATE
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     Either party may terminate this Agreement by giving notice to the other if
     Completion has not occurred by 16 July 1995.

8    NO RELIANCE
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            The Purchaser acknowledges that:

            (a) in entering into this agreement, it has not relied on any statement, representation, warranty, condition or conduct by the Vendor or its officers, agents and advisors, except as provided in clause 2.3;

            (b) it has been afforded a full opportunity to make inquiries with respect to the Company, its subsidiaries and the Sale Shares;

            (c) it has, independently and without reliance on the Vendor or its officers, agents and advisers, made its own analysis of the business, financial status and affairs of the Company and its subsidiaries and has reached its own decision to enter into this agreement; and

            (d) it has, independently and without reliance on the Vendor or its officers, agents and advisers, made its own analysis of the content and conclusions of the Reports and has not relied upon the Reports.

9    COSTS AND STAMP DUTY
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     The Purchaser agrees to bear all stamp duty payable or assessed in connection with this agreement and the transfer of the Sale Shares to the Purchaser.

10   FURTHER ASSURANCE BY VENDOR
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     The Vendor agrees that it will on request by the Purchaser execute, sign and deliver all documents and do all things reasonably necessary for transferring to and vesting in the Purchaser the Sale Shares or otherwise for giving effect to the terms of this agreement.

11   GOVERNING LAW
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     This agreement and the transactions contemplated by this agreement are governed by the law in force in New South Wales.



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EXECUTED as an agreement.

MK RAIL CORPORATION

By:  /S/ JAMES F. CLEARY, JR.
    --------------------------------------------------
Title:    EXECUTIVE VICE PRESIDENT
       -----------------------------------------------

MORRISON KNUDSEN CORPORATION

By:  /S/  THOMAS F. KEALEY
    -----------------------------------------------
Title:   SENIOR VICE PRESIDENT - FINANCE
       --------------------------------------------


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                             EXHIBITS/ANNEXURE


      [The registrant agrees to provide the Securities and Exchange Commission, upon request, with copies of exhibits hereto.]